UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On October 28, 2020, ChemoCentryx, Inc. (the “Company”) issued a press release announcing topline data from a randomized, double-blind, placebo-controlled, multi-center Phase II clinical trial of avacopan for the treatment of the chronic disabling skin disease Hidradenitis Suppurativa (HS). Avacopan is a first-in-class, orally-administered selective inhibitor of the complement C5a receptor.

The Phase II AURORA clinical trial randomized 398 patients to one of three treatment arms. The study population included patients with moderate HS (Hurley Stage II) or severe HS (Hurley Stage III), which were stratified evenly across the treatment groups. The primary endpoint of the proportion of all patients (both moderate Hurley Stage II plus severe Hurley Stage III) achieving Hidradenitis Suppurativa Clinical Response (HiSCR), as assessed 10 mg twice-daily (BID) and 30 mg BID dosing regimens of avacopan against placebo after 12 weeks of treatment in the combined study population was not achieved with statistical significance at either dose level, although a numerical improvement was noted at the avacopan 30mg BID dose. Importantly, avacopan 30mg BID demonstrated a statistically significant higher response than placebo in the pre-specified population of Hurley Stage III (severe) HS patients in the study. The Company plans to advance avacopan into Phase III development for the treatment of severe HS.

Table 1: Hidradenitis Suppurativa Clinical Response (HiSCR) Results

	Placebo	Avacopan 10 mg BID			Avacopan 30 mg BID
	n/N (%)	n/N (%)	Δ %	(95% CI)	n/N (%)	Δ %		(95% CI)
All	40/130 (30.8)	30/134 (22.4)	-8.2	(-18.7, 2.4)	47/134 (35.1)	4.4		(-6.9, 15.5)
Hurley Stage II	30/85 (35.3)	18/84 (21.4)	-13.8	(-26.8, -0.2)	27/87 (31.0)	-4.3		(-18.1, 9.6)
Hurley Stage III	10/45 (22.2)	12/50 (24.0)	1.8	(-15.3, 18.3)	20/47 (42.6)	20.3	*	(1.6, 37.9)

*	p=0.0349

A consistency of effects with avacopan was noted in Hurley Stage III patients across every secondary endpoint assessed to date. Favorable reductions for avacopan were observed in International HS Severity Score (IHS4), as well as reduction in AN (abscesses and inflammatory nodules), draining fistula, and abscess count at week 12 (all % change from baseline to week 12), relative to placebo.

Avacopan demonstrated a favorable safety profile. Treatment emergent adverse events (TEAEs) of all types were observed to be fewer in the avacopan groups (48.5%) than in placebo (55%). The majority of TEAEs were related to underlying HS and were mild to moderate. Serious TEAEs were observed in 2.3% of placebo subjects vs 1.5% on avacopan.

A full analysis of the data is underway and expanded results are expected to be announced at medical meetings later in the year.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information contained in this Item 7.01 and in Exhibits 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On October 28, 2020, ChemoCentryx, Inc. (the “Company”) issued a press release announcing topline data from a randomized, double-blind, placebo-controlled, multi-center Phase II clinical trial of avacopan for the treatment of the chronic disabling skin disease Hidradenitis Suppurativa (HS). Avacopan is a first-in-class, orally-administered selective inhibitor of the complement C5a receptor.

The Phase II AURORA clinical trial randomized 398 patients to one of three treatment arms. The study population included patients with moderate HS (Hurley Stage II) or severe HS (Hurley Stage III), which were stratified evenly across the treatment groups. The primary endpoint of the proportion of all patients (both moderate Hurley Stage II plus severe Hurley Stage III) achieving Hidradenitis Suppurativa Clinical Response (HiSCR), as assessed 10 mg twice-daily (BID) and 30 mg BID dosing regimens of avacopan against placebo after 12 weeks of treatment in the combined study population was not achieved with statistical significance at either dose level, although a numerical improvement was noted at the avacopan 30mg BID dose. Importantly, avacopan 30mg BID demonstrated a statistically significant higher response than placebo in the pre-specified population of Hurley Stage III (severe) HS patients in the study. The Company plans to advance avacopan into Phase III development for the treatment of severe HS.

Table 1: Hidradenitis Suppurativa Clinical Response (HiSCR) Results

	Placebo	Avacopan 10 mg BID			Avacopan 30 mg BID
	n/N (%)	n/N (%)	Δ %	(95% CI)	n/N (%)	Δ %		(95% CI)
All	40/130 (30.8)	30/134 (22.4)	-8.2	(-18.7, 2.4)	47/134 (35.1)	4.4		(-6.9, 15.5)
Hurley Stage II	30/85 (35.3)	18/84 (21.4)	-13.8	(-26.8, -0.2)	27/87 (31.0)	-4.3		(-18.1, 9.6)
Hurley Stage III	10/45 (22.2)	12/50 (24.0)	1.8	(-15.3, 18.3)	20/47 (42.6)	20.3	*	(1.6, 37.9)

*	p=0.0349

A consistency of effects with avacopan was noted in Hurley Stage III patients across every secondary endpoint assessed to date. Favorable reductions for avacopan were observed in International HS Severity Score (IHS4), as well as reduction in AN (abscesses and inflammatory nodules), draining fistula, and abscess count at week 12 (all % change from baseline to week 12), relative to placebo.

Avacopan demonstrated a favorable safety profile. Treatment emergent adverse events (TEAEs) of all types were observed to be fewer in the avacopan groups (48.5%) than in placebo (55%). The majority of TEAEs were related to underlying HS and were mild to moderate. Serious TEAEs were observed in 2.3% of placebo subjects vs 1.5% on avacopan.

A full analysis of the data is underway and expanded results are expected to be announced at medical meetings later in the year.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include statements regarding whether there is a regulatory path forward for avacopan in the treatment of Hurley Stage III HS patients and whether the timing of publication or presentation of additional data from the AURORA trial. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission (“SEC”). These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the Company files with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 10, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated October 28, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: October 28, 2020

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President Chief Financial and Administrative Officer and Secretary